Consolidated Financial Statements and Report of Independent Certified Public Accountants Staffing Solutions Holdings, Inc. and Subsidiaries December 29, 2013 and December 30, 2012

Contents Page Report of Independent Certified Public Accountants 3 Consolidated Financial Statements Balance sheets 5 Statements of comprehensive loss 7 Statements of stockholders’ equity 8 Statements of cash flows 9 Notes to consolidated financial statements 10

Grant Thornton LLP 175 W Jackson Boulevard, 20th Floor Chicago, IL 60604-2687 T 312.856.0200 F 312.565.4719 GrantThornton.com linkd.in/GrantThorntonUS twitter.com/GrantThorntonUS Grant Thornton LLP U.S. member firm of Grant Thornton International Ltd REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS Board of Directors Staffing Solutions Holdings, Inc. We have audited the accompanying consolidated financial statements of Staffing Solutions Holdings, Inc. (a Delaware corporation) and subsidiaries (collectively, the Company), which comprise the consolidated balance sheets as of December 29, 2013 and December 30, 2012, and the related consolidated statements of comprehensive loss, stockholders’ equity, and cash flows for the fiscal years then ended, and the related notes to the financial statements. Management’s responsibility for the consolidated financial statements Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error. Auditor’s responsibility Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement. An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

Grant Thornton LLP U.S. member firm of Grant Thornton International Ltd We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion. Opinion In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Staffing Solutions Holdings, Inc. and subsidiaries as of December 29, 2013 and December 30, 2012, and the results of their operations and their cash flows for the fiscal years then ended in accordance with accounting principles generally accepted in the United States of America. Emphasis of matter As discussed in note B to the consolidated financial statements, the Company adopted new accounting guidance in 2013 related to the accounting for goodwill. Our opinion is not modified with respect to this matter. Chicago, Illinois April 15, 2014

Staffing Solutions Holdings, Inc. and Subsidiaries CONSOLIDATED BALANCE SHEETS December 29, 2013 and December 30, 2012 5 ASSETS 2013 2012 CURRENT ASSETS Cash and cash equivalents $ 881,540 $ 1,537,369 Restricted cash 5,455,687 2,053,936 Trade accounts receivable, net of allowance for doubtful accounts of $852,616 and $519,271 at December 29, 2013 and December 30, 2012, respectively 140,452,808 97,987,480 Other receivables 20,127,919 29,001,895 Prepaid expenses and other 1,813,018 1,863,776 Deferred income taxes 3,490,771 126,266 Total current assets 172,221,743 132,570,722 PROPERTY AND EQUIPMENT Office equipment 8,645,156 7,177,500 Furniture and fixtures 2,257,809 2,625,974 Computer software 15,776,774 11,934,046 Leasehold improvements 2,970,779 2,752,300 Total property and equipment 29,650,518 24,489,820 Less accumulated depreciation (20,881,358) (17,263,423) Property and equipment, net 8,769,160 7,226,397 GOODWILL 54,861,267 60,956,963 OTHER INTANGIBLE ASSETS, NET 12,401,099 16,729,646 DEFERRED FINANCING FEES, NET 1,367,275 576,829 OTHER LONG-TERM ASSETS 1,366,413 1,026,700 TOTAL ASSETS $250,986,957 $219,087,257

Staffing Solutions Holdings, Inc. and Subsidiaries CONSOLIDATED BALANCE SHEETS - CONTINUED December 29, 2013 and December 30, 2012 The accompanying notes are an integral part of these statements. 6 LIABILITIES AND STOCKHOLDERS’ EQUITY 2013 2012 CURRENT LIABILITIES Accounts payable $ 36,471,323 $ 40,653,342 Accrued liabilities 37,584,815 24,586,628 Revolving credit facility 69,448,274 34,119,559 Total current liabilities 143,504,412 99,359,529 DEFERRED COMPENSATION 1,150,380 1,179,339 LONG-TERM DEBT 70,557,445 75,362,587 OTHER LONG-TERM LIABILITIES 792,300 773,857 DEFERRED INCOME TAXES 4,827,028 10,683,008 Total liabilities 220,831,565 187,358,320 STOCKHOLDERS’ EQUITY Class A preferred stock, par value $0.001 per share, at liquidation value of $1,000 per share; 70,000 shares authorized; 62,275.439 shares issued and outstanding 62,275,439 62,275,439 Common stock, par value $0.001 per share; 37,000,000 shares authorized; 32,918,553 shares issued and outstanding 32,919 32,919 Additional paid-in capital 4,911,071 4,901,488 Accumulated deficit (35,982,500) (34,759,043) Accumulated other comprehensive loss (1,081,537) (721,866) Total stockholders’ equity 30,155,392 31,728,937 TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY $250,986,957 $219,087,257

Staffing Solutions Holdings, Inc. and Subsidiaries CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS Fiscal y ears ended December 29, 2013 and December 30, 2012 The accompanying notes are an integral part of these statements. 7 2013 2012 Revenue $587,299,449 $481,475,795 Operating expenses Cost of services 509,470,612 411,806,845 Selling, general and administrative expenses 75,871,343 60,705,153 Total operating expenses 585,341,955 472,511,998 Income from operations 1,957,494 8,963,797 Other expense Interest expense, net 10,615,352 8,686,850 Other fees 1,063,047 712,211 Total other expense 11,678,399 9,399,061 Loss before income taxes (9,720,905) (435,264) Income tax (benefit) expense (8,497,448) 1,190,002 Net loss (1,223,457) (1,625,266) Foreign currency translation adjustment (359,671) (66,436) TOTAL COMPREHENSIVE LOSS $ (1,583,128) $ (1,691,702)

Staffing Solutions Holdings, Inc. and Subsidiaries CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY Fiscal years ended December 29, 2013 and December 30, 2012 The accompanying notes are an integral part of these statements. 8 Accumulated Additional other Total Preferred Common paid-in Accumulated comprehensive stockholders’ stock stock capital deficit loss equity Balance, December 26, 2011 $62,275,439 $32,884 $4,886,757 $(27,309,353) $ (655,430) $39,230,297 Net loss - - - (1,625,266) - (1,625,266) Foreign currency translation adjustment - - - - (66,436) (66,436) Issuance of common stock - 35 3,510 - - 3,545 Distributions - - - (5,824,424) - (5,824,424) Stock-based compensation expense - - 11,221 - - 11,221 Balance, December 30, 2012 62,275,439 32,919 4,901,488 (34,759,043) (721,866) 31,728,937 Net loss - - - (1,223,457) - (1,223,457) Foreign currency translation adjustment - - - - (359,671) (359,671) Stock-based compensation expense - - 9,583 - - 9,583 Balance, December 29, 2013 $62,275,439 $32,919 $4,911,071 $(35,982,500) $(1,081,537) $30,155,392

Staffing Solutions Holdings, Inc. and Subsidiaries CONSOLIDATED STATEMENTS OF CASH FLOWS Fiscal years ended December 29, 2013 and December 30, 2012 The accompanying notes are an integral part of these statements. 9 2013 2012 Cash flows from operating activities Net loss $ (1,223,457) $ (1,625,266) Adjustments to reconcile net loss to net cash used in operating activities Depreciation and amortization 14,419,182 7,626,737 Bad debt expense 565,241 297,500 Deferred income taxes (9,220,485) 511,674 Capitalized paid-in-kind interest 7,714,684 7,121,799 Deferred compensation expense (368,283) 55,101 Stock-based compensation expense 126,031 2,094,446 Changes in operating assets and liabilities Restricted cash (3,401,751) 555,727 Trade accounts receivable (43,030,569) (16,239,309) Other receivables 8,873,976 (11,501,620) Other assets 50,369 1,139,928 Accounts payable (4,182,019) 5,237,375 Accrued liabilities 13,016,630 (308,461) Net cash used in operating activities (16,660,451) (5,034,369) Cash flows from investing activities Purchases of property and equipment (5,836,136) (3,829,342) Net cash used in investing activities (5,836,136) (3,829,342) Cash flows from financing activities Changes in revolving credit facility, net 35,328,715 10,298,726 Payments on long-term debt (13,310,272) (3,500,000) Proceeds from long-term debt - 10,000,000 Distributions - (5,824,424) Repurchase of restricted stock awards (116,448) (2,083,225) Issuance of common stock - 3,545 Net cash provided by financing activities 21,901,995 8,894,622 Effect of exchange rate changes on cash (61,237) (128,241) Net decrease in cash and cash equivalents (655,829) (97,330) Cash and cash equivalents, beginning of year 1,537,369 1,634,699 Cash and cash equivalents, end of year $ 881,540 $ 1,537,369 Supplemental disclosures of cash flow information Cash paid for Interest $ 2,166,636 $ 1,273,157 Taxes 693,575 541,760 Supplemental disclosure of non-cash financing awards Proceeds from repurchase of restricted stock awards in restricted cash $ - $ 1,897,578

Staffing Solutions Holdings, Inc. and Subsidiaries NOTES TO CONSOLIDATED FINANCIAL STATEMENTS December 29, 2013 and December 30, 2012 10 NOTE A - DESCRIPTION OF BUSINESS Staffing Solutions Holdings, Inc. (the Parent) and its wholly owned subsidiary, Seaton Acquisition Corp. (Holdings), were formed to acquire the outstanding stock of Seaton Corp.; PeopleScout, Inc. (PeopleScout); SMX Corp.; Seaton India IT Private Limited (Seaton India) and Seaton Corp. Puerto Rico, Inc. (Seaton Puerto Rico) in a stock purchase transaction completed on July 27, 2005 (the Acquisition). Prior to the Acquisition, Seaton LLC (Seaton), PeopleScout and SMX LLC (SMX) were affiliated through common ownership. During 2008, the Company incorporated in Canada as Seaton Corp. Canada Inc., and in the Netherlands as Seaton Corp. Netherlands B.V., creating two new legal entities wholly owned by Seaton. During 2009, Seaton incorporated in Mexico as SeatonCorp Mexico S.A. D.E. C.V., in Columbia as SeatonCorp Columbia S.A., and in Chile as SeatonCorp Chile S.A. During 2010, Seaton incorporated in the United Kingdom as SeatonCorp UK, and in Panama as SeatonCorp Panama. The Parent and its subsidiaries, all of which are wholly owned by the Parent, are referred to herein as the Company. During 2012, the Company executed a legal restructuring of some of its operating companies. The new legal entities created include Seaton, SMX and StudentScout LLC (StudentScout). Seaton and SMX were converted into limited liability companies. StudentScout split off PeopleScout and was formed as a limited liability company and became a wholly owned subsidiary of Seaton Acquisition Corp. PeopleScout and all of the other subsidiaries remained unchanged. Seaton and SMX provide high-volume staffing contract solutions using either an outsourced workforce management (OWM) model in which the Company’s on-site teams serve as an integral part of the client’s workforce management operations, or a managed services provider (MSP) model in which the Company manages the vendors of outsourced services. PeopleScout specializes in providing recruitment process outsourcing (RPO) services for high-volume candidate screening and processing services. The services provided include telephone screening of candidates responding to a variety of servicing campaigns and, in some cases, placing the media advertising and statistical analysis of the effectiveness of a recruitment campaign. StudentScout is a leading provider of Admissions Process Outsourced (APO) solutions, helping schools of all sizes contact, qualify and enroll more students. StudentScout provides a competitive advantage and reduced operating costs by leveraging proprietary technology, process expertise, data analysis and client-dedicated admissions advisors to its school clients. Seaton India provides various support services to its affiliates, including software development, certain inbound and outbound telephone call processing, and certain back-office functions. The Company’s fiscal year ends on the last Sunday of December, with the exception of Seaton India, which uses March 31. Seaton India results are included for the years ended December 29, 2013 and December 30, 2012.

Staffing Solutions Holdings, Inc. and Subsidiaries NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED December 29, 2013 and December 30, 2012 11 NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES Basis of Presentation The accompanying consolidated financial statements include the financial position and results of operations of the Company and its wholly owned subsidiaries. All material intercompany balances and transactions have been eliminated in consolidation. The Company’s fiscal year is on a 4-4-5 closing schedule (the third month of each quarter has five weeks, instead of four weeks) and, as such, the reporting periods are not based on full years but fiscal years. Use of Estimates The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates. Cash and Cash Equivalents The Company considers all highly liquid investments with maturities of three months or less when purchased to be cash equivalents. The Company has not experienced any losses in such accounts, which at times may exceed federally insured limits, and believes it is not exposed to any significant credit risk with respect to these accounts. Restricted Cash The Company has cash balances in a restricted account available to satisfy the obligations of third-party vendors to a certain customer and proceeds from the repurchase of restricted stock awards that are held in escrow. Trade Accounts Receivable The Company provides services to a large number of customers. Credit evaluations are ongoing, and collateral or other security is generally not required on trade accounts receivable. Payment terms are specific to each customer relationship. An allowance for doubtful accounts is maintained at a level that management believes is sufficient to cover potential credit losses based on past collection history and specific risks identified among uncollected accounts. Accounts receivable are charged off against the allowance for doubtful accounts when it is determined that the receivables will not be collected. The components of allowance for doubtful accounts at December 29, 2013 and December 30, 2012, are as follows: 2013 2012 Beginning balance $ 519,271 $ 415,865 Bad debt expense 565,241 297,500 Write-offs, net (231,896) (194,094) Ending balance $ 852,616 $ 519,271

Staffing Solutions Holdings, Inc. and Subsidiaries NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED December 29, 2013 and December 30, 2012 12 Other Receivables The Company acts as an MSP for certain customers whereby the Company is paid a fee to hire, manage and oversee multiple vendors providing vendor-on-premises staffing services at one or more of the customers’ facilities. Under the terms of certain agreements, the Company contracts separately with the customer and the underlying vendors. The Company acts as an agent and assumes responsibility for reimbursing the underlying vendors after collecting contracted costs from the customer. This agency activity is not reflected in the consolidated statements of comprehensive loss. At December 29, 2013, there was $19,568,686 due from 18 customers and remittable to the underlying vendors, classified as other receivables in the accompanying consolidated balance sheets, compared to $27,276,272 at December 30, 2012. The Company bears some collection risk related to amounts due from customers, but has concluded that an allowance for uncollectible accounts is not required. The Company also receives monthly management fees and cost reimbursements from its customers, which are recognized as revenue as the related services are performed and as the reimbursed costs are incurred. For each receivable there is an offsetting payable. At December 29, 2013 and December 30, 2012, the offsetting payable balances were $23,260,357 and $27,372,268, respectively, and are included in accounts payable on the accompanying consolidated balance sheets. Property and Equipment Property and equipment are stated at cost. Depreciation and amortization are determined using the straight- line method over the lesser of the estimated useful lives of the assets or the related lease term. The Company capitalizes internally developed software in accordance with authoritative accounting guidance. The following lives are used for the various categories of property and equipment assets: Asset description Life Office and computer equipment 3 - 8 years Furniture and fixtures 3 - 6 years Computer software 1 - 5 years Leasehold improvements Period of lease or useful life (if shorter) Depreciation expense was $3,994,939 and $3,298,337 for the fiscal years ended December 29, 2013 and December 30, 2012, respectively, and is included in selling, general and administrative expenses on the accompanying consolidated statements of comprehensive loss. Long-lived Assets - Property and Equipment and Definite-lived Intangible Assets Long-lived assets, such as property and equipment and intangible assets subject to amortization, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If circumstances require a long-lived asset to be tested for possible impairment, the Company first compares undiscounted cash flows expected to be generated by an asset to the carrying value of the asset. If the carrying value of the long-lived asset is not recoverable on an undiscounted cash flow basis, impairment is recognized to the extent that the carrying value exceeds its fair value. Fair value is determined through various valuation techniques, including discounted cash flow models, quoted market values and third- party independent appraisals, as considered necessary. There were no events that triggered an impairment review for the fiscal years ended December 29, 2013 and December 30, 2012.

Staffing Solutions Holdings, Inc. and Subsidiaries NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED December 29, 2013 and December 30, 2012 13 Goodwill and Indefinite-lived Intangible Assets Indefinite-lived intangible assets are not amortized, but are subject to an annual impairment test conducted in the third quarter, or sooner if events or changes in circumstances indicate a potential impairment. The Company conducted an impairment test to assess whether the carrying value of its trade names and trademarks intangible assets were recoverable and concluded that no impairment of these assets existed for the fiscal years ended December 29, 2013 and December 30, 2012. The Company tested the value of its trade names and trademarks based on a relief royalty method consistent with past practices. The Company elected to early adopt Accounting Standards Update 2014-02, Intangibles - Goodwill and Other (Topic 350): Accounting for Goodwill, to simplify the accounting for goodwill effective January 1, 2013. Under the new guidance, goodwill is amortized over its useful life, which was determined to be 10 years and is subject to an impairment test only if certain triggering events or changes in circumstances are identified that indicate a potential impairment. At December 29, 2013, the Company determined that no triggering events existed that would require goodwill to be tested for impairment, and no impairment was deemed necessary. In 2012, goodwill was not amortized, but was subject to an annual impairment test conducted in the third quarter. There were no triggering events that existed that would have required goodwill to be tested for impairment more frequently than annually in 2012. Recoverability of goodwill was assessed by comparing the fair value of the reporting unit with its carrying value, including goodwill. For purposes of this analysis, the Company had determined that it has two reporting units: Seaton and PeopleScout. Goodwill was subjected to a weighted valuation process that considers publicly traded comparable companies, as well as a discounted cash flow analysis of the Company’s long-term projections. As a result of the impairment test on goodwill, no impairment was identified for the fiscal year ended December 30, 2012 Financial Instruments The carrying amounts of cash and cash equivalents, restricted cash, trade accounts receivable, other receivables and accounts payable approximate fair value because of the short-term nature of the accounts. The Company holds investments in Company-owned life insurance policies with the intention of utilizing them as a long-term funding source for its deferred compensation plan. These investments are included within other long-term assets on the accompanying consolidated balance sheets. The Company-owned life insurance policies are recorded at their net cash surrender values as reported by the issuing insurance companies. Any dividends or earnings on the insurance policies are recorded in selling, general and administrative expenses to offset the changes in the deferred compensation liability. The Company’s revolving credit facility and second lien secured loan bear interest on a variable-rate basis. Accordingly, their carrying values approximate their fair values based on the credit risk associated with the arrangements since the Company’s cash flows are exposed to changes in interest rates. Long-term debt is carried at the outstanding principal or contractual amount. Stock-based Compensation The Company has a stock-based incentive compensation plan that is described in note J. Pursuant to the applicable guidance on stock-based compensation, cost is measured at grant date based on the fair value of the award and is recognized as expense over the requisite service period for awards expected to vest. The Company is required to record compensation expense in the consolidated statements of comprehensive loss for all awards

Staffing Solutions Holdings, Inc. and Subsidiaries NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED December 29, 2013 and December 30, 2012 14 granted after the adoption date and to awards modified, repurchased or canceled after the adoption date using the fair value provisions cited in the guidance. During fiscal years 2013 and 2012, the Company recorded $9,583 and $11,221, respectively, of stock-based compensation expense pursuant to the provisions of authoritative accounting guidance. Income Taxes The provision for income taxes is determined using the asset and liability approach of accounting for income taxes. Under this approach, deferred taxes represent the future tax consequences expected to occur when the reported amounts of assets and liabilities are recovered or paid. The provision for income taxes represents income taxes paid or payable for the current year plus the change in deferred taxes during the year. Deferred taxes result from differences between the financial and tax bases of the Company’s assets and liabilities and are adjusted for changes in tax rates and tax laws when changes are enacted. The effect on deferred income tax assets and liabilities of a change in tax rates is recognized in income during the period that includes the enactment date. Valuation allowances are recorded to reduce deferred tax assets when it is more likely than not that a tax benefit will not be realized. A tax position is recognized as a benefit only if it is more likely than not that the tax position would be sustained in a tax examination, assuming examination will occur. The amount recognized is the largest amount of tax benefit that is greater than 50% likelihood of being realized upon examination. For tax positions not meeting the more likely than not test, no tax benefit is recorded. Seaton India had a tax holiday from its inception through March 31, 2012. The Company has not provided for deferred U.S. income taxes relating to undistributed earnings of $947,895 and $986,672 in Seaton India and Seaton Corp. Canada Inc., respectively, as it considers those earnings to be permanently invested. Revenue Recognition Revenue is recognized as earned when services are performed. The Company’s revenue streams consist of OWM (89%), MSP (2%), RPO (8%) and APO (1%). Revenue for OWM is recognized as services are performed and are based on contracted rates measured in billable hours. MSP revenue is recognized as services are performed and based on contracted period or volume rates. RPO and APO revenue is recognized as contract terms are fulfilled based on hire and call criteria, respectively. Major Customers Four customers accounted for approximately 48% of consolidated revenue for the fiscal year ended December 29, 2013, representing 55 individual client sites, and three customers accounted for approximately 55% of consolidated trade accounts receivable at December 29, 2013, representing 51 individual client sites. Three customers accounted for approximately 41% of consolidated revenue for the fiscal year ended December 30, 2012, representing 51 individual client sites, and three customers accounted for approximately 51% of consolidated trade accounts receivable at December 30, 2012, representing 51 individual client sites. Each client site contracts separately with the Company, and such contracts expire at various dates as stipulated therein.

Staffing Solutions Holdings, Inc. and Subsidiaries NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED December 29, 2013 and December 30, 2012 15 Foreign Currency The assets and liabilities of the Company’s foreign subsidiaries are translated into U.S. dollars at the current exchange rate at period end, with resulting translation adjustments made directly to the accumulated other comprehensive loss component of stockholders’ equity. The functional currency of all of the Company’s foreign subsidiaries is the local currency. Revenue and expense accounts are translated at the average rates during the period. NOTE C - INTANGIBLE ASSETS AND GOODWILL The components of intangible assets, excluding goodwill, at December 29, 2013 and December 30, 2012, are as follows: 2013 2012 Gross Gross Useful carrying Accumulated carrying Accumulated life amount amortization amount amortization Customer relationships 10 years $43,284,000 $(36,415,901) $43,284,000 $(32,087,354) Trade names and trademarks Indefinite 5,533,000 - 5,533,000 - Total $48,817,000 $(36,415,901) $48,817,000 $(32,087,354) Amortization expense related to these intangible assets was approximately $4,329,000 for the fiscal years ended December 29, 2013 and December 30, 2012. Estimated annual amortization expense will be approximately $4,329,000 for fiscal year 2014 and approximately $2,541,000 for fiscal year 2015. The weighted-average remaining amortization period for the amortizable intangible assets is 1.6 years. Goodwill at December 29, 2013, was as follows: Gross Useful carrying Accumulated life amount amortization Goodwill 10 years $60,956,963 $(6,095,696) Total $60,956,963 $(6,095,696) Amortization expense related to goodwill was approximately $6,096,000 for the fiscal year ended December 29, 2013. Estimated annual amortization expense will be approximately $6,096,000 for fiscal years 2014 through 2022. Prior to January 1, 2013, goodwill was not amortized. Goodwill was $60,956,963 at December 30, 2012.

Staffing Solutions Holdings, Inc. and Subsidiaries NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED December 29, 2013 and December 30, 2012 16 NOTE D - FINANCING ARRANGEMENTS Revolving Credit Facility On July 12, 2012, the Company completed an amendment to the revolving credit facility with PNC Bank, N.A. (PNC). The amendment consents to the Maximum Senior Leverage Ratio not exceeding the ratios set forth: 3.00X for periods prior to March 31, 2013, and 2.75X for any period thereafter. On November 21, 2012, the Company completed an amendment to the revolving credit facility with PNC. The amendment consents to the Maximum Revolving Advance Amount for the period from November 21, 2012 through January 31, 2013, to be $47,000,000. On December 21, 2012, the Company completed an amendment to the revolving credit facility with PNC. The amendment consents to the incurrence of up to $10,000,000 in additional indebtedness owing under the second lien secured loan. The amendment also provides for the Maximum Revolving Advance Amount for the period from August 1, 2012 through January 31, 2013, to be $55,000,000, and from February 1, 2013 through July 31, 2013, to be $34,500,000. On September 11, 2013, the Company completed a refinancing transaction, entering into a secured Revolving Credit, Loan and Security Agreement (Revolving Credit Facility) with Bank of America, N.A. (BOA), which provides for borrowings up to $85,000,000 during the Seasonal Period, which is from September through February, or $65,000,000 during off-season period. On December 12, 2013, the Company completed an amendment to the Revolving Credit Facility with BOA. The amendment provides for the Maximum Facility Amount for the Seasonal Period to be $95,000,000. On December 17, 2013, the Company completed an amendment to the Revolving Credit Facility with BOA. The amendment provides for the Maximum Facility Amount for the sole period from December 17, 2013 through January 8, 2014, to be $107,000,000. Interest on outstanding revolving borrowings is payable at the prime rate plus 1.00% or, at the Company’s election, LIBOR plus 2.00%. Interest rates at December 29, 2013 and December 30, 2012, were 2.25% and 2.96%, respectively. The interest rate on the Revolving Credit Facility ranged from 2.25% to 2.96% for the fiscal years ended December 29, 2013 and December 30, 2012. All outstanding borrowings under the Revolving Credit Facility must be repaid no later than October 27, 2014. A commitment fee of 0.30% is payable monthly based on the unused portion of the Revolving Credit Facility. The revolving credit agreement provides that the Company’s customers make remittances directly to BOA and that amounts received are applied daily to reduce the debt outstanding under the Revolving Credit Facility. The Revolving Credit Facility provides that the LIBOR-based interest rate under the Revolving Credit Facility may be reduced in the future based on the achievement of EBITDA levels, as defined. Total borrowings under the Revolving Credit Facility at December 29, 2013 and December 30, 2012, were $69,448,274 and $34,119,559, respectively. The Revolving Credit Facility is secured by substantially all of the assets of Seaton, PeopleScout, SMX, StudentScout, Seaton Puerto Rico, Seaton Cargo and Seaton Canada, and is guaranteed by the Parent. The Company maintains standby letters of credit primarily for the benefit of its workers’ compensation insurance carriers. At December 29, 2013 and December 30, 2012, the Company had letters of credit of $19,659,911 and $13,409,511 outstanding, respectively. In addition, as part of the Acquisition, certain members of the selling stockholders’ group agreed to provide collateral supporting additional standby letters of credit totaling $40,000 and $90,000 at December 29, 2013 and December 30, 2012, respectively. The selling

Staffing Solutions Holdings, Inc. and Subsidiaries NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED December 29, 2013 and December 30, 2012 17 stockholders’ commitment to provide collateral support was reduced by $50,000 and $53,000 during December 2013 and December 2012, respectively. The Company was in compliance with the financial covenants under the Revolving Credit Facility for the fiscal year ended December 29, 2013. Long-term Debt Long-term debt at December 29, 2013 and December 30, 2012, consists of the following: 2013 2012 Second lien secured loan, interest rate of 14.5% at December 30, 2012, principal due in March 2014 $ - $13,288,184 15% coupon rate (16.79% imputed) senior subordinated notes, net of unamortized discount of $69,515 and $190,393 at December 29, 2013 and December 30, 2012, respectively, with interest added to principal quarterly, due April 27, 2017 44,272,511 38,080,017 15% senior subordinated notes due April 27, 2017, with interest added to principal quarterly 9,744,075 8,409,849 Subordinated debt payable to selling stockholders, due April 27, 2017, 6% interest added to principal quarterly 16,540,859 15,584,537 Total long-term debt $70,557,445 $75,362,587 Interest on the second lien secured loan was 2% annually for paid-in-kind interest, and three-month LIBOR plus 9% or prime plus 8% for cash interest with a 3.5% LIBOR floor. The second lien secured loan was secured by substantially all of the assets of the subsidiaries and is guaranteed by the Parent. A voluntary principal payment of $3,500,000 was made during fiscal 2012. There was also an additional borrowing in the amount of $10,000,000 during fiscal 2012. On September 11, 2013, the Company paid off the entire second lien principal and interest. At the time of the Acquisition, the Company issued two senior subordinated notes with detachable warrants totaling $13,000,000. The senior subordinated notes and warrants are held by an affiliate of Leeds Equity Partners. The notes are composed of a $7,000,000 note, which initially provided for interest paid in cash on a quarterly basis at 12%; a $6,000,000 face amount note, which initially provided for accrued interest paid in-kind at 14%; and warrants, which are convertible into fully diluted common stock and Class A preferred stock (see note E). The difference between the notes’ face amount and their initial carrying amount of $11,656,639 was ascribed to the fair value of the warrants issued. This difference was recorded as a discount of $1,343,361 and is amortized over the term of the note using the effective interest method. On September 11, 2013, there were amendments to the senior subordinated notes originally issued at $13,000,000, which extended the notes to April 26, 2015. On December 11, 2013, there were amendments to the senior subordinated notes originally issued at $13,000,000, which extended the notes to April 27, 2017.

Staffing Solutions Holdings, Inc. and Subsidiaries NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED December 29, 2013 and December 30, 2012 18 In December 2005, affiliates of Leeds Equity Partners and certain of the Company’s stockholders entered into an agreement for $3,000,000 in additional senior subordinated notes, which provide for accrued interest paid in-kind at 15%. The proceeds from this borrowing were used to repay principal of $3,000,000 on the Company’s senior indebtedness. As part of the December 2005 transaction, the terms of the initial $13,000,000 senior subordinated notes were amended to provide that interest, including interest already accrued, would henceforth be paid in-kind at 15%. On September 11, 2013, there were amendments to the senior subordinated notes originally issued at $3,000,000, which extended the notes to April 26, 2015. On December 11, 2013, there were amendments to the senior subordinated notes originally issued at $3,000,000, which extended the notes to April 27, 2017. The Company, at the time of Acquisition, issued subordinated promissory notes (subordinated debt payable to selling stockholders) totaling $10,000,000. These notes provide for accrued interest paid in-kind at 6% on a quarterly basis. On December 11, 2013, there were amendments to the subordinated promissory notes originally issued at $10,000,000, which extended the notes to April 27, 2017. Scheduled annual maturities of long-term debt are as follows: 2014 $ 69,448,274 2017 109,119,736 Total $178,568,010 NOTE E - STOCKHOLDERS’ EQUITY At the time of the Acquisition, the Company issued 62,275.439 shares of its Class A preferred stock. In addition, warrants issued in 2005 to acquire 2% of the Company’s fully diluted common stock and Class A preferred stock at a nominal price were issued to the holders of the initial senior subordinated notes. The value of these warrants, $1,343,361, was recorded in equity. Each Class A preferred share has a liquidation value of $1,000. The liquidation value of each share accrues dividends at 8% per annum, compounded quarterly. Dividends are not recognized in the consolidated financial statements until such time, if any, they are declared. At December 29, 2013 and December 30, 2012, undeclared dividends in arrears on both shares issued and shares issuable upon exercise of restricted stock awards and warrants were $61,071,858 and $51,678,272, respectively. At December 29, 2013, the fully diluted Class A preferred stock liquidation value, including undeclared dividends, was $1,960 per share, totaling $122,517,602. At December 30, 2012, the fully diluted Class A preferred stock liquidation value, including undeclared dividends, was $1,803 per share, totaling $113,825,444. Upon any liquidation or dissolution of the Company, the preferred shares, along with any cumulative unpaid dividends, have liquidation preference over the Company’s common stock. The stock purchase agreement provides that additional consideration of $9,275,000 be paid to former stockholders by the Company in the event that either the current majority stockholders achieve certain defined

Staffing Solutions Holdings, Inc. and Subsidiaries NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED December 29, 2013 and December 30, 2012 19 returns on invested capital or if certain earnings thresholds are achieved. The additional consideration will be recognized only in the event such a payment is made, and the amount of goodwill recorded would be increased accordingly. NOTE F - RELATED-PARTY TRANSACTIONS Management fees paid to an affiliate of Leeds Equity Partners included on the Company’s accompanying consolidated statements of comprehensive loss in selling, general and administrative expenses were $450,000 and $350,000 for the fiscal years ended December 29, 2013 and December 30, 2012, respectively. NOTE G - INCOME TAXES All of the U.S. companies included in the financial statement reporting group are treated as C corporations for tax purposes. For fiscal 2013 and 2012, the effective tax rates are approximately 87% and (273)%, respectively. The difference in the Company’s provision for current income taxes and the federal statutory rate of 34% is primarily due to the permanent differences, changes in deferred tax liabilities not offset by valuation allowance and state income taxes. The Company files income tax returns in the U.S. federal jurisdiction and various state and foreign jurisdictions. The Company has Work Opportunity Tax Credit (WOTC) carryforwards for income tax purposes of approximately $6,600,000, which expire at various dates through 2031. The Company has state net operating loss (NOL) carryforwards for income tax purposes of approximately $900,000, which begin expiring in 2025 through 2031. The statute of limitations for the Company’s income tax returns from 2010 remains open for examination by the Internal Revenue Service (IRS). In addition, the NOL carryforward can be examined by the IRS for a period of three years after filing the tax return for the year the NOL is used. The Company’s ability to utilize its NOLs could become subject to significant limitations under Section 382 of the Internal Revenue Code if the Company were to undergo an ownership change. An ownership change would occur if the stockholders who own or have owned, directly or indirectly, 5% or more of the Company’s common stock or are otherwise treated as 5% stockholders under Section 382 and the regulations promulgated thereunder increase their aggregate percentage ownership of the Company’s stock by more than 50 percentage points over the lowest percentage of the stock owned by these stockholders at any time during the testing period, which is generally the three-year period preceding the potential ownership change. In the event of an ownership change, Section 382 imposes an annual limitation on the amount of taxable income a corporation may offset with NOL carryforwards. Any unused annual limitation may be carried over to later years until the applicable expiration date for the respective NOL carryforwards. The Company has not performed a formal Section 382 study, but does not believe there is a limitation on the use of NOLs under Section 382. If a change in ownership is deemed to have occurred during the past three years, then it may be possible that the Company’s NOL carryforwards could be subject to limitation under Section 382 for tax return purposes. However, since its NOL carryforwards are fully reserved with a valuation allowance, there would be no impact for financial statement purposes from a Section 382 limitation.

Staffing Solutions Holdings, Inc. and Subsidiaries NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED December 29, 2013 and December 30, 2012 20 Significant components of the Company’s deferred tax assets and liabilities at December 29, 2013 and December 30, 2012, are as follows: 2013 2012 Current deferred tax assets Workers’ compensation $ 5,915,337 $ 3,394,952 Other accruals and reserves 650,205 410,243 Total current deferred tax assets 6,565,542 3,805,195 Current deferred tax liabilities Other liabilities (223,956) (207,101) Total current deferred tax liabilities (223,956) (207,101) Valuation allowance (2,850,815) (3,471,828) Net current deferred tax assets 3,490,771 126,266 Non-current deferred tax assets WOTC carryforwards 6,597,694 6,841,766 NOL carryforwards 801,685 2,768,658 Deferred interest 4,348,110 2,739,947 Other intangible assets 8,113,355 3,116,590 Other 2,567,851 988,190 Total non-current deferred tax assets 22,428,695 16,455,151 Non-current deferred tax liabilities Goodwill (8,804,230) (9,399,207) Other intangible assets (6,568,060) (2,207,487) Other (2,144,695) (449,499) Total non-current deferred tax liabilities (17,516,985) (12,056,193) Valuation allowance (9,738,738) (15,081,966) Net non-current deferred tax liabilities (4,827,028) (10,683,008) Total deferred tax liabilities $ (1,336,257) $(10,556,742)

Staffing Solutions Holdings, Inc. and Subsidiaries NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED December 29, 2013 and December 30, 2012 21 The income tax expense provision consists of the following for the fiscal years ended December 29, 2013 and December 30, 2012: 2013 2012 Current income taxes Federal $ - $ - State 341,007 382,002 Foreign 382,030 296,326 Total current income tax expense 723,037 678,328 Deferred income tax (benefit) expense (3,256,245) 263,419 Change in valuation allowance (5,964,240) 248,255 Net deferred income tax (benefit) expense (9,220,485) 511,674 Total tax (benefit) expense $ (8,497,448) $1,190,002 The change in the deferred tax valuation allowance in 2012 was the result of an increase to deferred tax assets in connection with additional federal NOLs and an increase in other accounts that give rise to deferred tax assets. The change in the deferred tax valuation allowance in 2013 was a result of the adoption of the new accounting guidance for goodwill. The Company has indefinite long-lived intangible assets consisting of trade names, which are not amortized for financial reporting purposes. However, the expense related to the amortization of these assets is tax deductible and, therefore, the assets are amortized for tax purposes. As a result, deferred income tax expense and deferred income tax liabilities arise as a result of the tax deductibility of these indefinite long-lived intangible assets. The resulting deferred tax liability, which is anticipated to continue to increase over time, has an indefinite life, resulting in what is referred to as a “naked tax credit.” This deferred tax liability would remain on the consolidated balance sheets indefinitely unless there is an impairment of the related assets for financial reporting purposes of the businesses to which the assets related are to be disposed of. As of December 30, 2012, the Company also had a naked tax credit relating to the deferred tax liability for goodwill. With the election to early adopt the new accounting guidance related to goodwill, the deferred tax liability relating to goodwill is now offset by a reduction in the valuation allowance. The Company had no liability for unrecognized tax positions at December 29, 2013 and December 30, 2012. The Company recognizes interest and penalties in income tax expense, if any. During the fiscal years ended December 29, 2013 and December 30, 2012, the Company recognized no interest and penalties in the consolidated statements of comprehensive loss. The Company had no accrual for the payment of interest and penalties at December 29, 2013 and December 30, 2012.

Staffing Solutions Holdings, Inc. and Subsidiaries NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED December 29, 2013 and December 30, 2012 22 NOTE H - LEASE COMMITMENTS The Company leases its principal corporate headquarters office space in Chicago, Illinois, and a facility in Bangalore, India, under non-cancelable operating leases. The Chicago lease was renewed and extended through June 2021. These leases contain renewal options at rates that approximate market rent at the time of renewal. Approximate future minimum rental payments under these leases are as follows: 2014 $1,758,475 2015 1,590,674 2016 1,651,853 2017 1,733,426 2018 1,774,213 Thereafter 4,608,875 Rental expense under operating leases was $2,101,834 and $1,972,349 for the fiscal years ended December 29, 2013 and December 30, 2012, respectively. The foregoing amounts shown above do not include real estate taxes, utilities and insurance, which the Company is required to pay. NOTE I - EMPLOYEE BENEFIT PLAN The Company’s U.S. subsidiaries have a 401(k) savings plan covering substantially all salaried employees. Employees may voluntarily contribute up to 15% of their total compensation subject to certain income tax limitations. The Company matches 25% of the employee contribution, up to 5% of the employee’s compensation, which vests ratably over five years. Contributions by the Company amounted to $186,110 and $147,886 for the fiscal years ended December 29, 2013 and December 30, 2012, respectively. NOTE J - STOCK-BASED INCENTIVE COMPENSATION Stock Options In January 2006, the Company adopted its 2005 Stock-Based Incentive Compensation Plan (the Plan). The Plan provides for stock-based incentive awards to be granted to certain employees and directors of the Company. In connection with the adoption of the Plan, the Company increased the number of shares of common stock authorized for issuance from 36,000,000 to 37,000,000, and it reserved 2,716,288 of those shares for issuance under the Plan. During fiscal 2013, the Company granted no options to employees. During 2012, the Company granted options to employees for 23,000 common shares, which, when vested, grant the recipient the right to purchase shares at $0.10 per share. A portion of the options vests and becomes exercisable ratably with continued employment over a five-year period, with no expiration date. The remaining options vest and become exercisable based on the achievement of various Company and individual performance criteria, generally over a five-year period, with performance criteria established at the beginning of each year. Certain options provided for accelerated vesting if there is a change in control, as defined in the agreements.

Staffing Solutions Holdings, Inc. and Subsidiaries NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED December 29, 2013 and December 30, 2012 23 The Company determines compensation expense related to the options based on the fair value of the options at the date of grant. The fair value is estimated using a lattice-based, probability-weighted option valuation model. Under this model, the value of the Company’s common equity five years after the grant date is estimated based on various scenarios of the Company’s forecasted operating results, with the resulting probability- weighted value per option discounted using a 17.4% equity rate of return. Using this method, the weighted- average fair value of options granted in 2012 was $0.28 per share option. Compensation expense related to options that vest based on continuous service are recognized over the five- year service period, while compensation expense related to performance-based options is recorded when it becomes probable that the related performance goals are met. In 2012, the Company recorded compensation expense of $11,221 and recorded the related deferred tax as part of its provision for income taxes. In 2013, the Company recorded compensation expense of $9,583 and recorded the related deferred tax as part of its provision for income taxes. As of December 29, 2013, there was unrecognized compensation expense related to time-vested options of $10,725, a majority of which the Company expects to recognize over the next four years, and unrecognized compensation expense related to performance-related options of up to $16,087 to be recognized over a similar time frame in the event the performance conditions are met. A summary of the status of the Company’s stock option grants as of December 29, 2013 and December 30, 2012, and changes during the fiscal years then ended, are presented in the following table: Weighted- Weighted- average average remaining exercise contractual Options price life (years) Outstanding at December 26, 2011 811,706 $0.10 6.71 Granted 23,000 Forfeited (149,929) 0.10 Exercised (24,622) Outstanding at December 30, 2012 660,155 0.10 5.46 Forfeited (184,249) 0.10 Outstanding at December 29, 2013 475,906 $0.10 4.94 Vested at December 29, 2013 374,286 $0.10 Non-vested at December 29, 2013 101,620 $0.10 4.40 Restricted Stock Awards In April 2011, the Company granted to four key executives restricted stock awards for 5,366 preferred shares and 1,900,245 common shares, which carry restrictions prohibiting sale, transfer or assignment outside of the Company. At the same time, the four key executives surrendered and forfeited 1,795,079 common stock options. In December 2012, the Company repurchased 4,580 preferred shares and 321,415 common shares. In March 2013, the Company repurchased 688 preferred shares and 255,671 common shares. Stock

Staffing Solutions Holdings, Inc. and Subsidiaries NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED December 29, 2013 and December 30, 2012 24 compensation expense was recognized in 2013 and 2012 for these transactions in selling, general and administrative expenses on the accompanying consolidated statements of comprehensive loss. A summary of the status of the Company’s restricted stock awards as of December 29, 2013 and December 30, 2012, and changes during the fiscal years then ended, are presented in the following table: Preferred Common awards awards Outstanding at December 26, 2011 5,366 1,900,245 Repurchased (4,580) (321,415) Outstanding at December 30, 2012 786 1,578,830 Repurchased (688) (255,671) Outstanding at December 29, 2013 98 1,323,159 Vested at December 29, 2013 - - Non-vested at December 29, 2013 98 1,323,159 The vesting of the awards is based on a triggering event, which is defined as a change in control of the Company. Due to the uncertainty of the achievement of the performance criteria, there has been no stock-based compensation expense recognized for the remaining outstanding awards for the fiscal year ended December 30, 2013. NOTE K - LITIGATION The Company is involved in litigation and various other legal matters, which are being defended and handled in the ordinary course of business. None of these matters is expected to result in a judgment that would have a material adverse effect upon the consolidated balance sheets or results of operations of the Company. NOTE L - SUBSEQUENT EVENTS The Company has evaluated its December 29, 2013, consolidated financial statements for subsequent events through April 15, 2014, the date the consolidated financial statements were available to be issued. On January 31, 2014, Seaton refinanced its bank agreement as well as took out a term loan to assist with the acquisition of hrX Holdings, Pty Ltd., an Australian RPO company. The Company is not aware of any other subsequent events that would require recognition or disclosure in the consolidated financial statements.